AGREEMENT

     THIS AGREEMENT, is made and entered into as of the 29 day of October, 1996 b y and between M.K.D. CAPITAL CORP., a New York corporation ("MKD") and MEGAVISION, L.C., Missouri limited liability company (the "Company").

                                  WITNESSETH:

     WHEREAS, the Company retained MKD to provide certain advisory services to the Company which MKD has provided; and

     WHEREAS, in consideration of such services, the Company has agreed to issue, or cause any Successor (defined below) (the Company and any such Successor being hereinafter referred to as the "Issuer") to issue, to MKD or any of its permitted assigns, on the terms and conditions hereinafter set forth, equity interests or rights to acquire equity representing 18% of the outstanding equity interests of the Issuer; and

     WHEREAS, the Company desires to retain MKD, on the term and conditions hereinafter set forth, to introduce it to certain of MKD's other business contacts who may be interested in either purchasing the Company's "Invision" card product or serving as sources of benefits that can be offered to holders of the "Invision" card.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

                                    ARTICLE I
                              Equity Participation

     1.1 Issuance of Equity. The Issuer shall issue to MKD or its permitted assigns on or before the Issuance Date (defined below) equity interests or rights to acquire equity interests in the Issuer representing on a fully diluted basis on the Issuance Date 18% of the outstanding equity interests of the interests of the Issuer (the "Securities"). The Securities to be issued shall be in the same form and shall contain the same rights as the securities proposed to be issued by the Issuer to Mr. Ted White and shall provide that, if the Issuer consummates an initial public offering or otherwise issues any equity, interests or rights to acquire equity interests, to any one or more investors not affiliated with any of the initial investors in the Issuer, the Securities shall represent (assuming the exercise of any rights or warrants included as part of the Securities), on a fully diluted basis, not less than 9% of the outstanding common equity of the Issuer. On the same date as the Securities are issued to MKD or its permitted assigns hereunder, the Issuer shall enter into with MKD and/or its permitted assigns a registration rights agreement providing for unlimited piggyback registration rights. The registration rights agreement shall contain customary terms and provisions and shall provide that all expenses of any such registration (other than the payment of underwriting commissions relating to any Securities to be sold pursuant thereto) shall be borne by the Issuer, that no person shall be granted more favorable registration rights than those set forth in the agreement and that, in the event the total number of shares to be registered pursuant to such registration exceeds the number that the Issuer is advised by the lead investment bank underwriting the offering, the number of shares by which the offering is to be reduced shall be apportioned among all parties seeking to register shares pro rata according to the total number of shares sought to be registered by each such party.

     As used herein "Issuance Date" shall mean the earlier of (i) the date the Company files a registration statement for its IPO with the Securities and Exchange Commission and (ii) the date the Successor is formed. The term "Successor" shall mean any corporation or other company with which the Company merges or otherwise combines or to which the Company transfers substantially all of its assets or to which a majority of the equity interests of the Company are transferred.

     1.2 Representation and Warranty of the Issuer. The Issuer hereby represents and warrants that all Securities (other than Securities constituting warrants or rights) issued to the Acquiror will when issued be validly issued, fully paid and non-assessable, and in the event warrants or rights are issued, such warrants or rights will when issued be validly issued and sufficient number of the Securities into which such warrants or rights may be exercised will have been reserved for issuance upon any such exercise and, upon exercise of such warrants or rights, the Securities issued pursuant to such exercise will be validly issued, fully paid and non-assessable.

     1.3 Representations and Warranties to be made by the Acquiror. At the time the Securities are issued, MKD understands and agrees that it and/or its permitted assigns (collectively, the "Acquiror") will be required to make the following representations and warranties to the Company:

          (a) The Acquiror understands that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Securities are being transferred to the Acquiror under an exemption from registration provided by the Securities Act and the rules and regulations thereunder.

          (b) The Acquiror is able (i) to bear the economic risk of an investment in the Securities, (ii) to hold the Securities for an indefinite period of time, and (iii) to afford a complete loss of such investment.

          (c) The Acquiror has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities and of making an informed investment decision with respect thereto.

          (d) The Acquiror has been given the opportunity to obtain information and to ask questions of, and to receive answers from, the Issuer or any person acting on its behalf concerning the Securities and the Issuer and to obtain any additional information to verify the accuracy of any information furnished. All such questions have been answered to the Acquiror's full satisfaction.

          (e) The Securities are being acquired solely for the Acquiror's own account for investment and not with a view to a distribution thereof. The Acquiror has no agreement or other arrangement with any person to sell, transfer or pledge any part of the Securities.

          (f) The Acquiror understands that:

               (i) All certificates evidencing the Securities will bear the following legend:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH, OR PURSUANT TO AN EXEMPTION FROM, THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

               (ii) The Acquiror's investment in the Company involves certain risks in that, among other factors, (a) successful operation of the Company may depend on factors beyond the control of the Company, and
          (b) the investment in the Company is a speculative investment and involves a high degree of risk of loss, and accordingly, it may not be possible for the Acquiror to liquidate its investment in case of imminent need of funds or any other emergency, if at all.

               (iii) The Company is recently formed and has no history of operations. There is no assurance that the Company will be able to complete and implement its proposed business plan successfully, or that it will be able to negotiate acceptable contractual relationships necessary to make the business profitable.

               (iv) The Issuer will be subject to all of the risks inherent in the establishment of a business and the operation of a business in general, including, without limitation, those related to local and national economic conditions, uninsured losses, inflation, changes in market conditions and costs, management, changes in consumer preferences and demographics, competition, and government laws and regulations.

                                   ARTICLE II
                           Invision Card Solicitation

     2.1 Solicitation of Business Contacts. The Company hereby retains MKD for the purpose of introducing the Company to any of MKD's Business Contacts (defined below) that MKD believes may be interested in either purchasing the Company's "Invision Card" or other products (or any successor to any such products) or providing services or other benefits which may be included as part of the "Invision Card" or the Company's other products. The foregoing notwithstanding, MKD shall have no obligation to introduce the Company to any Business Contact.

     2.2 Fees.

          (a) In the event MKD introduces the Company to any Business Contact that elects to purchase any of the Company's products, including without limitation, the Invision Card, the Company agrees to pay MKD a fee equal to 20% of Gross Payments (defined below).

          (b) In the event MKD introduces the Company to any Business Contact that elects to provide services or other benefits that are included as part of any of the Company's products, including, without limitation, the Invision Card, the Company agrees to pay MKD a fee equal to 20% of Revenue Payments (defined below).

          (c) All fees payable hereunder shall be paid to MKD in cash within 10 days after the end of each month in which any Gross Payments or Revenue Payments are received.

     2.3 Agreements of the Company.

          (a) The Company shall deliver to MKD, not later than 10 days after the end of each month, a statement setting forth in reasonable detail the Company's calculation of Gross Revenues and Revenue Payments and the amount due to MKD hereunder.

          (b) The Company agrees to keep such books and records as may be necessary to calculate, in accordance with the terms hereof, Gross Payments and Revenue Payments. The Company shall permit representatives of MKD, from time to time, as often as may be reasonably requested, but only during normal business hours and upon not less than one (1) Business Day's prior notice, to inspect, audit and make extracts from such books and records.

          (c) The Company will take no action intended to or actually having the effect of reducing or avoiding payments due to MKD under this agreement.

     2.4 Definitions.

          (a) As used herein "Business Contact" shall mean any person or entity introduced by MKD to the Company with which the Company shall do business within a one-year period following such introduction.

          (b) As used herein "Gross Payments" shall mean the dollar value of all consideration in whatever form paid to the Company by or on behalf of any Business Contact for any of the Company's products less any direct manufacturing costs (which shall not include any allocation of the Company's overhead) incurred by the Company in the production of such products.

                                  ARTICLE III
                         Representations and Warranties

     3.1 Representations and Warranties of the Company. The Company represents and warrants as follows:

          (a) The Company is, and the Issuer will be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization.

          (b) The Company has, and the Issuer will have, all necessary power and authority to conduct its business as proposed to be conducted and to enter into this Agreement and the other agreements and instruments contemplated hereby and to carry out the transactions contemplated hereby and thereby. All actions necessary to authorize the Company and the Issuer to enter into this Agreement and the other agreements and instruments contemplated hereby and carry out the transactions contemplated hereby and thereby have been or will be taken.

          (c) The Company has duly executed and delivered the Agreement and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company and will constitute a legal, valid, binding and enforceable obligation of any Successor.

          (d) Neither the execution or delivery of this Agreement or of any other agreement or instrument to be delivered in accordance with this Agreement nor the consummation of the transactions contemplated hereby or thereby does or will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both will constitute a default) under, (i) any agreement or instrument to which the Company or any its subsidiaries is, or to which any Successor will be, a party or by which the Company or any of its subsidiaries is, or to which any Successor will be, bound,
(ii) the constitutive documents of the Company or any Successor, (iii) any law, or (iv) any order, rule or regulation of any court or governmental agency or other regulatory or self-regulatory organization having jurisdiction over the Company, any of its subsidiaries or any Successor.

          (e) No governmental filings, authorizations, approvals or consents, or other governmental action, are required to permit the Company, or any Successor to carry out transactions contemplated by this Agreement.

          (f) The Company may not cancel, terminate or revoke this Agreement, and this Agreement shall be binding upon the Company and the Company's successors, assigns, legal representatives, heirs, legatees, and distributees.

                                   ARTICLE IV
                                Indemnification

     The Company shall indemnify, hold harmless and defend MKD, any Acquiror and their representatives, officers, directors and affiliates from and against any and all loss, damage, expense, claim, action or liability any of them may incur as a result of the breach or untruth of any of the representations, warranties and agreements of the Company or any Successor set forth in this Agreement.

                                   ARTICLE V
                                 Miscellaneous

     5.1 Termination. This Agreement may be terminated only by mutual consent of the parties. All obligations of the Company and its successors and assigns, hereunder, including, without limitation, the obligation to pay the fees due MKD under Article II hereof shall continue until such time as this Agreement is terminated by mutual consent.

     5.2 No Broker/Finder Fee. The parties hereto acknowledge that the services provided by MKD do not include finding or introducing to the Company potential investors in the Company, nor do such services include commissions or fees payable based upon funds that may be invested in the Company. The Company shall not be obligated to make any payments, finder fees or commissions to MKD relating to dollars that may be raised in public or private offerings of any interest in the Company. Compensation earned by MKD hereunder relates strictly to assistance in providing advice on restructuring the Company and introduction to broker/dealers and other contacts who may provide assistance in raising capital and to contacts who may enter into contractual relationships that will generate income for the Company in the ordinary course of its business.

     5.3 Governing Law. This Agreement shall be governed by the laws of the State of Missouri.

     5.4 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. Except for any transfer to the Successor, the Company cannot assign any of its obligations under this agreement without MKD's consent.

     MKD may transfer or assign any or all of its rights under this Agreement, in whole or in part to any of its affiliates, which may include any officer or director of MKD or their spouses or, with respect to its right to receive Securities, to any other person, provided such person is an accredited investor as defined in Rule 501 under the Securities Act.

     5.4 Severability. Should any part or portion of this Agreement be found invalid, the balance of the provisions of this Agreement shall remain unaffected and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

                                                  MKD CAPITAL CORP.

                                                  By: /s/Avram Lebor
                                                     -----------------------
                                                  Title:President
                                                        --------------------
                                                  Printed Avram Lebor
                                                  Name: --------------------


                                                  MEGAVISION, L.C.
                                                  By:/s/Theodore W. White, Jr.
                                                     -----------------------
                                                        Theodore W. White, Jr.
                                                        Manager

                                                  By:/s/Ronald F. Torchia
                                                     ------------------------
                                                        Ronald F. Torchia
                                                        Manager

                             MODIFICATION AGREEMENT

     This Agreement is made and entered into as of the 16 day of January, 1997, by and between Megavision, L.C. (the "Company"), a Missouri limited liability company and M.K.D. Capital Corp., a New York corporation ("MKD").

     WHEREAS, the Company and MKD entered into that certain Agreement dated October 29, 1996 (the "Original Agreement"), and the parties desire to modify such Agreement.

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

     1. Equity Interest in the Company. The parties acknowledge that the Company anticipates restructuring the Company into a Delaware Corporation (the "Delaware Corporation"). The restructuring will be followed by a private offering of stock in the Delaware Corporation (the "Bridge Financing") and an initial public offering of such corporation's stock, all in accordance with a letter of intent executed by D. H. Blair. MKD acknowledges that such restructuring and financing will not occur without a modification of the interest in the Company to be acquired by MKD as identified in the Original Agreement. In furtherance thereof,
Section 1.1 of the Original Agreement is hereby deleted in its entirety. In lieu thereof, and in consideration of the payment by MKD of Three Thousand Eight Hundred Fifty Dollars ($3,850.00), the Company agrees that MKD or its permitted assign shall receive two hundred twenty (220) units of limited liability company interest in the Company, which units shall represent eleven percent (11%) of the equity of the Company at the date immediately preceding conversion to the Delaware Corporation.

     2. Assignment of Interest. MKD has requested and the Company has agreed, that the units described in Section 1 above shall be issued to Annette Lebor. In connection with such issuance, MKD agrees that it shall cause Lebor to make such representations and warranties and execute such additional documents as may be reasonably requested by the Company in connection with compliance by the Company with applicable federal and state securities laws and regulations. Upon execution of such representations, warranties and documents, Annette Lebor shall be deemed a "permitted assign" within the meaning of Section 1 above.

     3. The following shall be added as a new Section 1.3(f):

     (f) The Acquiror has not been furnished with or solicited by any offering literature, leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

     4. Section 2.1 of the Agreement is hereby modified to read as follows:

     2.1 Solicitation of the Business Contact. From time to time at the Company's request, MKD shall introduce Company to such of MKD's Business Contacts (defined below) that MKD believes may be interested in either purchasing the Company's "Invision Card" or other products (or any successors to any such products) or providing services or other benefits which may be included as part of the Invision card or the Company's other products. Notwithstanding the foregoing, MKD shall have no obligations to introduce the Company to any such Business Contact.

     5. Section 2.2(a) is hereby modified by changing "twenty percent (20%)" in the fourth line to "three percent (3%)." Section 2.2 (b) is hereby deleted in its entirety.

     6. Section 2.3 (a) is hereby modified to change "10" at the end of the first line of such subsection to "30" and to delete the reference to "Revenue Payments."

     7. Section 2.4 (a) is hereby modified to read as follows:

     (a) As used herein "Business Contact" shall mean any person or entity introduced by MKD to the Company which purchases the Company's Invision Card or other products or which enters into a binding contract with the Company to provide services or other benefits to be included as part of any of the Company's products, within a one year period following such introduction.

     8. Section 2.4 (b) is hereby modified to read as follows:

     (b) As used herein, "Gross Payments" shall mean payments collected by the Company by or on behalf of any Business Contact for any of the Company's products, less any direct manufacturing costs incurred by the Company in the production of such products and any broker's commissions payable.

     9. Section 2.4 (c) is hereby deleted in its entirety.

     10. The following is hereby added at the end of Article IV:

     MKD shall indemnify, hold harmless and defend the Company and its successors and assigns and their representatives, officers, directors and affiliates, from and against any and all loss, damage, expense, claim, action or liability any of them may incur, as a result of the breach or untruth of any of the representations, warranties and agreements of MKD or the Acquiror set forth in this

     Agreement or in such other documents executed by MKD or the Acquiror as contemplated herein.

     11. Section 5.4 is hereby modified to read as follows:

     Section 5.4 Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns. Except for any transfer to the Successor, neither party may assign any of its obligations under this Agreement without the other parties' consent.

     12. No Further Modification. Except as expressly provided herein, the Original Agreement shall continue in full force and effect.

     13. Governing Law. This Agreement shall be governed by the laws of the state of Missouri.

     14. Successors and Assigns. This Agreement shall be binding on the parties hereto and their respective successors and assigns.

     15. Prior Agreements. The parties agree that this Agreement shall supersede all prior agreements between MKD Capital and the Company, written or oral, and except as expressly provided in the original agreement, as modified herein, the Company shall have no obligations to MKD under any prior agreements. MKD acknowledges and agrees that the issuance of units described in Section 1 above shall satisfy all obligations of the Company to issue or grant an equity interest in the Company to MKD.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       MKD Capital Corp.

                                       By: /s/ Avram Lebor
                                          --------------------------------

                                       Name: Avram Lebor
                                             -----------------------------
                                       Title: President
                                              ----------------------------

                                       Megavision, L.C.

                                       By: /s/ : Ronald F. Torchia
                                          --------------------------------
                                       Name: Ronald F. Torchia, Manager
                                          --------------------------------

                         SECOND MODIFICATION AGREEMENT

     THIS SECOND MODIFICATION AGREEMENT is made on the 22nd day of July, 1997, between HealthCore Medical Solutions, Inc., a Delaware corporation with its principal office located in Grandview, Missouri ("HealthCore"), and M.K.D. Capital Corp., a New York corporation ("MKD").

     WHEREAS, MKD and MegaVision, L.L.C. a Missouri limited liability company ("MegaVision"), entered into an agreement dated October 29, 1996 and subsequently modified said agreement by a Modification Agreement dated January 16, 1997 (as so modified, the "Agreement") pursuant to which MKD was, among other things, to receive certain fees equal to 3% of Gross Payments as defined in the Agreement; and

     WHEREAS,  as  permitted  by  the  Agreement,   MegaVison  has  assigned  to
HealthCore substantially all of its assets and specifically all of its rights and liabilities under the Agreement; and

     WHEREAS, HealthCore has begun to sell its Healthcare Solutions Discount Cards through AFLAC agents and the collection of revenue from said sales will result in a liability for fees to be paid to MKD by HealthCore in the future under the terms of Section 2.2(a) of the Agreement as previously modified; and

     WHEREAS, the parties desire to further amend the Agreement and clarify the fees and payment terms as provided herein.

     NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. MKD acknowledges and agrees the assignment by MegaVision to HealthCore of all of MegaVision's rights under the Agreement, and the assumption by HealthCore of all of MegaVision's obligations under the Agreement, and agrees that the Agreement shall remain in full force and effect, as amended herein, as if HealthCore had been the original party thereto. HealthCore hereby confirms that it has expressly assumed all obligations of MegaVision under the Agreement and agrees to be bound by all the terms and conditions of the Agreement as modified hereby.

2. The parties agree that, for the purpose of calculating the fees due MKD by HealthCore related to the sales of the HealthCore Solutions Discount Card sold to AFLAC or by or through AFLAC agents, the fee due MKD for each HealthCore Solutions Discount Card sold to AFLAC or by or through an AFLAC agent or any renewal of any such card so sold (any such sale or renewal being hereinafter referred to as a "Sale) in lieu of the terms of Section
     2.2 (a) of the Agreement shall be a fixed amount of One Dollar and Twenty-Five Cents ($1.25) per Sale (the "Fee"). If payment on account of any Sale is received by HealthCore in monthly installments, then the Fee due MKD in respect of such Sale shall likewise by payable in installments.

3. All fees due MKD shall be paid monthly to MKD on or before the last day of each calendar month for each Sale for which proper payment was received by HealthCore during the previous calendar month.

4. Notwithstanding anything else contained in the Agreement, if for any reason HealthCore reimburses all or a portion of the payment received by it on account of any Sale, then MKD shall reimburse to

     HealthCore (or allow a credit for) the same percentage of the Fee paid to MKD as the percentage of the payment reimbursed by HealthCore.

5. MKD shall be solely responsible for all expenses incurred in performing its obligations hereunder, including, but not limited to, all fees due by MKD to any agents, including Jim Harrold, Indiana AFLAC State Coordinator, that may arise as a result of the Agreement, as modified hereby.

6. Except as specifically amended herein, the Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Second Modification Agreement on the date and year written above.

HEALTHCORE MEDICAL SOLUTIONS, INC.                M.K.D. CAPITAL CORP.

By:/s/ James H. Steinheider                       By:/s/ Avram Lebor
   ------------------------------------------        -------------------------
James H. Steinheider, Chief Operating Officer        Avram Lebor, President


                                       2